Offerings - Offering: 1	Oct. 30, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 57,991,534.19
Fee Rate	0.0087%
Amount of Registration Fee	$ 5,045.26
Offering Note	(1) Calculated as the aggregate maximum purchase price for shares of beneficial interest, based upon the net asset value per share as of September 30, 2026 of $26.03. This amount is based upon the offer to purchase up to 2,227,873 common shares of beneficial interest, par value $0.01 per share, of Bain Capital Private Credit. (2) Calculated at $87.00 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2027.